UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04098
Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2013 – March 31, 2014
Item 1: Reports to Shareholders

Semiannual Report | March 31, 2014

Vanguard PRIMECAP Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	16.11%
Admiral™ Shares	16.17
S&P 500 Index	12.51
Multi-Cap Growth Funds Average	10.66
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$87.83	$96.97	$0.836	$3.770
Admiral Shares	91.15	100.57	0.983	3.909

1

Chairman’s Letter

Dear Shareholder,

A potent blend of factors benefited Vanguard PRIMECAP Fund over the six months ended March 31: skilled fund management, ample investment opportunities, and accommodative monetary policy. The fund produced a return above 16%, easily surpassing the returns of its comparative standards, the Standard & Poor’s 500 Index (+12.51%) and the average return of peer funds (+10.66%).

The PRIMECAP Fund earned its benchmark-beating returns in the most familiar places—information technology and health care stocks. PRIMECAP Management Company, the fund’s advisor, has traditionally focused on these areas and established significant holdings in them. Exposure to each during the period was over 30%, making them by far the fund’s largest sectors at about double their weighting in the benchmark index.

Technology and health care stocks were also the fund’s top contributors for the half year. Industrials, the only other sector to which the fund has significant exposure, also did well. In fact, none of the eight sectors represented in the portfolio produced a decline for the fund.

Despite recent choppiness, U.S. stocks were productive

The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although the path became increasingly rocky over the

2

period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

While the Federal Reserve’s stimulative bond-buying program has helped support the market for several years, since January the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where there’s been some improvement in the economy, posted a strong advance, while the developed markets of the Pacific region and emerging markets had weaker results.

Bonds reclaimed some lost ground following a difficult stretch

Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end, but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors

Market Barometer

	Total Returns
	Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

can benefit over time because “you’re going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market; many had fled last year when challenges surfaced for some issuers. For money market and savings accounts, returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

The advisor’s patience was rewarded in technology and health care

In its nearly 30 years of existence, the PRIMECAP Fund has carved out an enviable record, establishing an average annual return a few percentage points higher than that of both its benchmark and the average return of peer funds. (You can see the fund’s historical returns on the Performance Summary page.)

Paradoxically, a byproduct of this long-term outperformance has been short-term underperformance on occasion. The PRIMECAP Fund has traditionally maintained holdings very different from those in its benchmark. This approach creates the opportunity to outperform, but also the risk of lagging the index in any given period.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.45%	0.36%	1.34%

The fund expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the fund’s annualized expense ratios were 0.44% for Investor Shares and 0.35% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Multi-Cap Growth Funds.

4

Patience is crucial to reaping the potential benefits of PRIMECAP Management’s investment strategy. The advisor, after completing exhaustive and meticulous company research, displays faith in its decisions as part of a long-term investment strategy that sometimes won’t deliver the desired results for months or even years. In each fiscal year from 2009 through 2012, the fund trailed one or both of its comparative standards as the advisor’s sector exposure and stock decisions didn’t align with the market’s movements. But the advisor never wavered from its intended course, and the results over the past 18 months have been impressive.

As I mentioned earlier, the information technology and health care sectors supplied much of the PRIMECAP Fund’s return. Outperformance was most evident in the fund’s technology stocks, which surged more than 20%, or about 5 percentage points more than those in the benchmark. Most of the strength came from the software, semiconductor, and internet areas, with the hardware industry helping out.

A common theme was PRIMECAP Management’s commitment to technology companies that have emerged in fine shape after enduring difficult stretches. Central to that conviction is the advisor’s view that certain technology areas will reap ongoing benefit from internet and smartphone growth across the globe.

Within the health care sector, the advisor had various hits and misses, but its heavy allocation to a few top firms in the bio-technology and pharmaceutical industries boosted results. The advisor’s long-term approach is particularly evident in health care, a sector it believes will grow at a faster pace than the overall economy.

PRIMECAP Management is focused on identifying companies with promising medicines at early stages in the pipeline and steadily adjusting its investments in them as appropriate. The aging segment of the U.S. population, which requires much more health care than the rest of the population, and the Food and Drug Administration’s more favorable approach to approval of new medicines have worked in the fund’s favor.

While the PRIMECAP Fund leans heavily toward health care and technology, during the half-year about 15% of its assets on average were devoted to the industrial sector. The size of this allocation, combined with the sector’s 20% return for the fund, helped to lift overall performance relative to the benchmark index. Most of the gain was due to a 56% jump for the portfolio’s airline stocks. Consolidation in the airline industry has led to a favorable pricing environment and improved profitability.

For more about the advisor’s strategy and the fund’s positioning during the six months, please see the Advisor’s Report that follows this letter.

5

Divining the future is tricky, but preparing for it is prudent

Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted: “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Sources: Vanguard and Lipper, a Thomson Reuters Company.

6

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read the Outlook paper at vanguard.com/research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 10, 2014

7

Advisor’s Report

For the six months ended March 31, 2014, Vanguard PRIMECAP Fund returned 16.11% for Investor Shares and 16.17% for Admiral Shares, exceeding both the 12.51% return of its benchmark, the unmanaged S&P 500 Index, and the 10.66% average return of its multi-capitalization growth fund competitors. Favorable stock selection in the information technology and industrial sectors was the main reason for the positive performance.

Investment environment

Over the past six months, U.S. equities continued to appreciate, with the S&P 500 Index reaching an all-time high during the first calendar quarter of 2014. However, almost all of the positive returns during the period were generated during the fourth calendar quarter of 2013. Trends during the fourth quarter were generally consistent with those witnessed earlier in the calendar year, as cyclical sectors such as consumer discretionary and industrials continued to lead the market. “Momentum stocks,” particularly in the information technology sector, outperformed during this period and into early 2014.

More recently, U.S. equities have been led by defensive sectors such as utilities, the best-performing sector over the first three months of 2014. Stocks with low price/earnings multiples and high dividend yields, including a number of the fund’s holdings in the health care and information technology sectors, generally outperformed the broader market, while many momentum stocks experienced sudden and severe price declines.

During the period, the Federal Reserve continued to tighten U.S. monetary policy by “tapering” the amount of its monthly bond purchases by $10 billion per month. On March 19, Janet Yellen, the new Federal Reserve chair, stated that the Fed would likely continue the tapering so long as economic data continued to improve, and also that the Fed was likely to keep its federal funds rate target at the current level (between 0% and 0.25%) for a considerable time after the asset purchase program ends. Long-term interest rates, which had risen in calendar 2013, dropped over the past three months, with the 10-year Treasury note yielding 2.72% on March 31, down from 2.97% on December 31.

On the geopolitical front, Russia invaded Ukraine and annexed the strategically important province of Crimea. As this letter was being written, tensions remained high, stirring investor concerns.

Outlook for U.S. equities

Looking ahead, we are cautious about the prospects for U.S. equities, though we continue to believe they represent a more attractive investment than bonds at current prices. As of late March, the S&P 500 Index in aggregate was trading at approximately 17 times calendar-2013 estimated earnings per share of $110, a reasonable valuation by historical standards. However, we are skeptical that the S&P 500 can sustain its recent growth rate in earnings per share.

8

Over the past two years, revenues per share for the S&P 500 grew at a 2.2% compounded average rate, while earnings per share grew at 6.2%. Looking at the next two years, consensus S&P 500 estimates assume that growth in revenue per share will accelerate to 3.6% annually while growth in earnings per share rises to 9.9% per year. We are concerned that these estimates may prove overly optimistic and may need to be revised downward.

Consumer debt levels in the United States remain high and wage growth has been tepid, suggesting that the scope for growth based on additional consumer credit expansion is limited. In addition, we are concerned by the U.S. government’s persistent fiscal deficits and high debt levels relative to GDP (gross domestic product), particularly in light of the aging population.

Portfolio update and outlook

The portfolio remains significantly overweighted in health care and information technology stocks. As of March 31, these two sectors accounted for nearly 64% of the fund’s assets (versus 32% for the S&P 500), including nine of the ten largest holdings in the fund.

The fund’s outperformance over the past six months was driven by favorable stock selection in the information technology and industrial sectors, overweight positions in the health care and information technology sectors, and underweight positions in the consumer staples, consumer discretionary, energy, and telecommunication services sectors. In the information technology area, the fund’s substantial holdings in “old technology” companies such as Adobe Systems (+27%), Hewlett-Packard (+56%), and Microsoft (+25%) contributed to the index-leading result. In the industrial sector, the fund’s airline holdings, including Southwest Airlines (+63%) and Alaska Air (+50%), significantly outperformed the broader market.

We believe that many of our holdings, particularly in the information technology and health care sectors, are attractively valued. A significant number of the fund’s holdings in these sectors are characterized by high dividend yields, strong balance sheets, and low price/earnings multiples.

Information technology

In the information technology area, exploitation of the internet continues to proliferate through the adoption of smartphones, internet-connected machines, and other innovations. We believe we have positioned the fund to benefit from the ongoing growth of the internet by investing in companies that provide enabling technologies as well as companies that provide internet-based services directly to end users. We also remain optimistic that advances in health care technologies will continue, as we discuss below.

Health care

The fund’s substantial investments in health care reflect our belief that innovation in this area will continue, as well as our expectation that the consumption of health care services will grow more rapidly than

9

the overall economy for the foreseeable future. In terms of innovation, the precipitous decline in the cost of genetic sequencing is allowing researchers to identify links to diseases and rapidly develop therapies that improve the standard of care. Increasingly, drugs developed on the basis of a better understanding of the genetic causes of a disease are providing higher cure rates with fewer side effects than conventional treatments.

Furthermore, global demographic trends should support growth in demand for health care given the aging of populations in most developed countries as well as in China.

As the proportion of elderly people in the population increases, health care spending grows, because older people consume substantially more health care resources than the general population. We are also optimistic that the expected rise in living standards in many developing countries will open up new markets for health care products and services over time.

Conclusion

We remain committed to our investment philosophy, which is based on individual stock selection. Although this “bottom-up” approach can lead to periods of under-performance when the stocks in our portfolio fall out of favor, we believe it can generate superior results for investors over the long term.

PRIMECAP Management Company
April 8, 2014

10

PRIMECAP Fund

Fund Profile
As of March 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.45%	0.36%
30-Day SEC Yield	1.08%	1.17%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	123	500	3,674
Median Market Cap	$62.9B	$66.3B	$43.7B
Price/Earnings Ratio	20.7x	18.6x	20.1x
Price/Book Ratio	3.5x	2.6x	2.6x
Return on Equity	20.1%	18.6%	17.2%
Earnings Growth
Rate	15.7%	12.1%	12.4%
Dividend Yield	1.6%	2.0%	1.9%
Foreign Holdings	10.5%	0.0%	0.0%
Turnover Rate
(Annualized)	17%	—	—
Short-Term Reserves	4.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.93	0.94
Beta	1.02	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Idec Inc.	Biotechnology	7.4%
Amgen Inc.	Biotechnology	4.7
Roche Holding AG	Pharmaceuticals	4.3
Eli Lilly & Co.	Pharmaceuticals	4.1
Texas Instruments Inc.	Semiconductors	3.9
Microsoft Corp.	Systems Software	3.9
FedEx Corp.	Air Freight &
	Logistics	3.8
Google Inc.	Internet Software &
	Services	3.8
Adobe Systems Inc.	Application Software	3.7
Novartis AG	Pharmaceuticals	2.9
Top Ten		42.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2014, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2014, the annualized expense ratios were 0.44% for Investor Shares and 0.35% for Admiral Shares.

11

PRIMECAP Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	7.8%	12.1%	12.8%
Consumer Staples	0.7	9.7	8.4
Energy	4.8	10.1	9.4
Financials	5.4	16.4	17.6
Health Care	31.9	13.4	13.0
Industrials	14.7	10.7	11.5
Information
Technology	31.9	18.6	18.1
Materials	2.8	3.5	3.9
Telecommunication
Services	0.0	2.4	2.2
Utilities	0.0	3.1	3.1

12

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2003, Through March 31, 2014

Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/1/1984	28.55%	21.66%	10.04%
Admiral Shares	11/12/2001	28.66	21.77	10.17

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.9%)
Consumer Discretionary (7.5%)
*	DIRECTV	8,053,962	615,484
	L Brands Inc.	9,471,722	537,710
	Walt Disney Co.	5,550,000	444,388
	TJX Cos. Inc.	6,875,000	416,969
	Ross Stores Inc.	3,712,600	265,637
	Carnival Corp.	5,818,100	220,273
^	Sony Corp. ADR	10,050,000	192,156
*	Bed Bath & Beyond Inc.	2,300,975	158,307
	Whirlpool Corp.	835,800	124,919
	Time Warner Cable Inc.	293,304	40,235
	VF Corp.	432,400	26,757
*	Amazon.com Inc.	76,000	25,575
	Las Vegas Sands Corp.	300,000	24,234
	Macy’s Inc.	385,800	22,874
			3,115,518
Consumer Staples (0.7%)
	CVS Caremark Corp.	1,794,065	134,304
	Costco Wholesale Corp.	915,000	102,187
	Kellogg Co.	700,000	43,897
	PepsiCo Inc.	100,000	8,350
			288,738
Energy (4.6%)
^	Transocean Ltd.	14,152,679	585,072
	EOG Resources Inc.	1,865,000	365,857
	Schlumberger Ltd.	3,632,200	354,140
	Noble Energy Inc.	4,840,176	343,846
	Exxon Mobil Corp.	615,000	60,073
*	Southwestern Energy Co.	933,779	42,963
*	Cameron
	International Corp.	687,500	42,467
	Encana Corp.	1,979,000	42,311
	National Oilwell Varco Inc.	310,000	24,140
^	Petroleo Brasileiro
	SA ADR Type A	600,000	8,322
	Cabot Oil & Gas Corp.	240,000	8,131

Petroleo Brasileiro
SA ADR	400,000	5,260
Noble Corp. plc	100,000	3,274
Range Resources Corp.	12,500	1,037
		1,886,893
Financials (5.2%)
Charles Schwab Corp.	26,723,992	730,367
Marsh & McLennan
Cos. Inc.	13,282,000	654,803
Wells Fargo & Co.	8,040,900	399,954
Chubb Corp.	2,730,500	243,834
CME Group Inc.	716,107	52,999
American Express Co.	482,100	43,403
Discover Financial Services 175,000		10,183
US Bancorp	110,000	4,715
		2,140,258
Health Care (30.5%)
* Biogen Idec Inc.	10,073,695	3,081,241
Amgen Inc.	15,947,300	1,966,940
Roche Holding AG	5,872,200	1,766,145
Eli Lilly & Co.	29,092,000	1,712,355
Novartis AG ADR	13,898,565	1,181,656
Medtronic Inc.	16,323,952	1,004,576
Johnson & Johnson	6,289,500	617,818
* Boston Scientific Corp.	28,342,560	383,191
GlaxoSmithKline plc ADR	4,824,100	257,752
Abbott Laboratories	5,932,900	228,476
Thermo Fisher
Scientific Inc.	1,776,600	213,618
AbbVie Inc.	2,709,800	139,284
Sanofi ADR	1,235,000	64,566
Stryker Corp.	259,000	21,101
Zimmer Holdings Inc.	197,000	18,632
		12,657,351
Industrials (14.1%)
FedEx Corp.	11,969,012	1,586,612
Southwest Airlines Co.	34,559,300	815,945
Honeywell
International Inc.	5,992,347	555,850

14

PRIMECAP Fund

			Market
			Value
		Shares	($000)
	Caterpillar Inc.	4,050,000	402,448
	Union Pacific Corp.	1,828,700	343,174
	Airbus Group NV	4,373,700	313,250
	Alaska Air Group Inc.	3,103,900	289,625
	Boeing Co.	1,744,260	218,887
	United Parcel Service Inc.
	Class B	2,181,070	212,393
	CH Robinson
	Worldwide Inc.	4,049,000	212,127
	Deere & Co.	1,961,500	178,104
	Delta Air Lines Inc.	3,778,000	130,908
	United Technologies Corp. 1,007,000		117,658
*	United Continental
	Holdings Inc.	2,597,700	115,935
	Pentair Ltd.	1,300,000	103,142
	Rockwell Automation Inc.	775,000	96,526
	Canadian Pacific
	Railway Ltd.	447,800	67,363
	Expeditors International of
	Washington Inc.	890,742	35,300
	Pall Corp.	205,000	18,341
	CSX Corp.	510,000	14,775
	Donaldson Co. Inc.	150,000	6,360
	Norfolk Southern Corp.	46,100	4,480
	Safran SA	42,000	2,910
*	American Airlines
	Group Inc.	60,000	2,196
	Cummins Inc.	12,150	1,810
	Republic Services Inc.
	Class A	17,000	581
			5,846,700
Information Technology (30.6%)
	Texas Instruments Inc.	34,424,093	1,623,096
	Microsoft Corp.	39,003,677	1,598,761
*	Google Inc. Class A	1,417,843	1,580,200
*	Adobe Systems Inc.	23,310,070	1,532,404
	QUALCOMM Inc.	9,609,350	757,793
	Hewlett-Packard Co.	20,483,690	662,852
	Intuit Inc.	7,536,800	585,835
*	Micron Technology Inc.	20,120,000	476,039
	Intel Corp.	17,810,500	459,689
	EMC Corp.	16,647,800	456,316
	Oracle Corp.	9,995,000	408,895
	KLA-Tencor Corp.	4,528,700	313,114
	Visa Inc. Class A	1,370,138	295,758
	Cisco Systems Inc.	11,427,950	256,100
	NVIDIA Corp.	13,870,000	248,412
	Accenture plc Class A	2,386,100	190,220
1	Plantronics Inc.	3,701,500	164,532

NetApp Inc.	4,290,000	158,301
Symantec Corp.	7,316,900	146,119
Telefonaktiebolaget
LM Ericsson ADR	9,308,914	124,088
Analog Devices Inc.	2,235,000	118,768
Corning Inc.	5,243,200	109,163
*,^ BlackBerry Ltd.	10,438,600	84,344
Activision Blizzard Inc.	3,945,000	80,636
Apple Inc.	78,000	41,866
SanDisk Corp.	500,000	40,595
* Entegris Inc.	2,583,472	31,286
MasterCard Inc. Class A	412,500	30,814
Applied Materials Inc.	1,220,000	24,912
* Rambus Inc.	2,000,000	21,500
Altera Corp.	450,000	16,308
* eBay Inc.	293,000	16,185
ASML Holding NV	148,175	13,834
* F5 Networks Inc.	97,400	10,386
* Salesforce.com Inc.	154,000	8,792
Motorola Solutions Inc.	30,000	1,929
		12,689,842
Materials (2.7%)
Monsanto Co.	6,663,460	758,102
Potash Corp. of
Saskatchewan Inc.	5,919,200	214,393
Praxair Inc.	925,000	121,147
EI du Pont de Nemours
& Co.	150,000	10,065
Celanese Corp. Class A	60,000	3,331
LyondellBasell Industries
NV Class A	18,700	1,663
		1,108,701
Total Common Stocks
(Cost $18,616,444)		39,734,001
Temporary Cash Investment (4.2%)
Money Market Fund (4.2%)
[2,3] Vanguard Market Liquidity
Fund, 0.122%
(Cost $1,750,249) 1,750,249,434		1,750,249
Total Investments (100.1%)
(Cost $20,366,693)		41,484,250
Other Assets and Liabilities (-0.1%)
Other Assets		173,537
Liabilities[3]		(222,163)
		(48,626)
Net Assets (100%)		41,435,624

15

PRIMECAP Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	18,548,019
Undistributed Net Investment Income	123,315
Accumulated Net Realized Gains	1,645,594
Unrealized Appreciation (Depreciation)
Investment Securities	21,117,557
Foreign Currencies	1,139
Net Assets	41,435,624

Investor Shares—Net Assets
Applicable to 143,392,413 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,905,072
Net Asset Value Per Share—
Investor Shares	$96.97

Admiral Shares—Net Assets
Applicable to 273,742,357 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	27,530,552
Net Asset Value Per Share—
Admiral Shares	$100.57

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $59,645,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $63,154,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	352,014
Interest[2]	1,041
Securities Lending	481
Total Income	353,536
Expenses
Investment Advisory Fees—Note B	39,735
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,957
Management and Administrative—Admiral Shares	17,165
Marketing and Distribution—Investor Shares	1,067
Marketing and Distribution—Admiral Shares	1,725
Custodian Fees	372
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	50
Trustees’ Fees and Expenses	30
Total Expenses	75,141
Net Investment Income	278,395
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,782,723
Foreign Currencies	192
Realized Net Gain (Loss)	1,782,915
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,739,276
Foreign Currencies	438
Change in Unrealized Appreciation (Depreciation)	3,739,714
Net Increase (Decrease) in Net Assets Resulting from Operations	5,801,024
1 Dividends are net of foreign withholding taxes of $14,510,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $740,000, $1,041,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	278,395	448,283
Realized Net Gain (Loss)	1,782,915	1,544,820
Change in Unrealized Appreciation (Depreciation)	3,739,714	6,421,396
Net Increase (Decrease) in Net Assets Resulting from Operations	5,801,024	8,414,499
Distributions
Net Investment Income
Investor Shares	(118,024)	(181,566)
Admiral Shares	(253,860)	(236,821)
Realized Capital Gain[1]
Investor Shares	(532,238)	(135,657)
Admiral Shares	(1,009,500)	(164,172)
Total Distributions	(1,913,622)	(718,216)
Capital Share Transactions
Investor Shares	(519,751)	(3,902,726)
Admiral Shares	1,879,892	2,784,511
Net Increase (Decrease) from Capital Share Transactions	1,360,141	(1,118,215)
Total Increase (Decrease)	5,247,543	6,578,068
Net Assets
Beginning of Period	36,188,081	29,610,013
End of Period[2]	41,435,624	36,188,081
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $8,179,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $123,315,000 and $216,612,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$87.83	$69.39	$58.46	$60.36	$55.10	$62.76
Investment Operations
Net Investment Income	.635	1.033	. 866.651		.631[1]	.500
Net Realized and Unrealized Gain (Loss)
on Investments	13.111	19.093	12.857	(1.266)	5.076	(3.990)
Total from Investment Operations	13.746	20.126	13.723	(.615)	5.707	(3.490)
Distributions
Dividends from Net Investment Income	(. 836)	(. 965)	(. 689)	(. 614)	(. 447)	(. 508)
Distributions from Realized Capital Gains	(3.770)	(.721)	(2.104)	(.671)	—	(3.662)
Total Distributions	(4.606)	(1.686)	(2.793)	(1.285)	(.447)	(4.170)
Net Asset Value, End of Period	$96.97	$87.83	$69.39	$58.46	$60.36	$55.10

Total Return[2]	16.11%	29.63%	24.17%	-1.23%	10.36%	-4.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,905	$13,059	$13,632	$14,359	$18,028	$17,795
Ratio of Total Expenses to
Average Net Assets	0.44%	0.45%	0.45%	0.45%	0.45%	0.49%
Ratio of Net Investment Income to
Average Net Assets	1.37%	1.32%	1.30%	0.95%	1.05%[1]	1.02%
Portfolio Turnover Rate	17%	5%	6%	8%	5%	4%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.128 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$91.15	$72.03	$60.69	$62.65	$57.20	$65.19
Investment Operations
Net Investment Income	.714	1.178	.974	.738	.711[1]	.580
Net Realized and Unrealized Gain (Loss)
on Investments	13.598	19.769	13.333	(1.319)	5.269	(4.160)
Total from Investment Operations	14.312	20.947	14.307	(.581)	5.980	(3.580)
Distributions
Dividends from Net Investment Income	(. 983)	(1.079)	(.785)	(. 683)	(. 530)	(. 612)
Distributions from Realized Capital Gains	(3.909)	(.748)	(2.182)	(.696)	—	(3.798)
Total Distributions	(4.892)	(1.827)	(2.967)	(1.379)	(.530)	(4.410)
Net Asset Value, End of Period	$100.57	$91.15	$72.03	$60.69	$62.65	$57.20

Total Return	16.17%	29.73%	24.29%	-1.14%	10.46%	-3.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,531	$23,129	$15,978	$11,088	$9,765	$9,222
Ratio of Total Expenses to
Average Net Assets	0.35%	0.36%	0.36%	0.36%	0.36%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.41%	1.39%	1.04%	1.14%[1]	1.14%
Portfolio Turnover Rate	17%	5%	6%	8%	5%	4%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.133 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 31, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral

21

PRIMECAP Fund

mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2014, the investment advisory fee represented an effective annual rate of 0.20% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2014, the fund had contributed capital of $4,456,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

22

PRIMECAP Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	37,651,696	2,082,305	—
Temporary Cash Investments	1,750,249	—	—
Total	39,401,945	2,082,305	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2014, the fund realized net foreign currency gains of $192,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At March 31, 2014, the cost of investment securities for tax purposes was $20,366,693,000. Net unrealized appreciation of investment securities for tax purposes was $21,117,557,000, consisting of unrealized gains of $21,807,422,000 on securities that had risen in value since their purchase and $689,865,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2014, the fund purchased $3,144,292,000 of investment securities and sold $3,572,690,000 of investment securities, other than temporary cash investments.

23

PRIMECAP Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2014		September 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	325,833	3,500	668,647	8,660
Issued in Lieu of Cash Distributions	642,434	7,204	313,404	4,485
Redeemed	(1,488,018)	(16,007)	(4,884,777)	(60,900)
Net Increase (Decrease)—Investor Shares	(519,751)	(5,303)	(3,902,726)	(47,755)
Admiral Shares
Issued	1,660,429	17,198	4,361,547	51,652
Issued in Lieu of Cash Distributions	1,203,134	13,011	378,497	5,223
Redeemed	(983,671)	(10,200)	(1,955,533)	(24,968)
Net Increase (Decrease)—Admiral Shares	1,879,892	20,009	2,784,511	31,907

H. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

		Current Period Transactions
	Sept. 30, 2013		Proceeds from		Mar. 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Plantronics Inc.	170,454	—	—	740	164,532

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,161.09	$2.37
Admiral Shares	1,000.00	1,161.72	1.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.74	$2.22
Admiral Shares	1,000.00	1,023.19	1.77

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q592 052014

Semiannual Report | March 31, 2014

Vanguard Target Retirement Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.
Target Retirement 2010 Fund.	1
Target Retirement 2015 Fund.	2
Target Retirement 2020 Fund.	3
Target Retirement 2025 Fund.	4
Target Retirement 2030 Fund.	5
About Your Fund’s Expenses.	6
Trustees Approve Advisory Arrangement.	6
Glossary.	6

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Target Retirement Income Fund	4.03%
Target Income Composite Index	4.19
Mixed-Asset Target Allocation Conservative Funds Average	4.71
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2010 Fund	4.97%
Target 2010 Composite Index	5.10
Mixed-Asset Target 2010 Funds Average	4.63
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2015 Fund	6.18%
Target 2015 Composite Index	6.32
Mixed-Asset Target 2015 Funds Average	5.06
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2020 Fund	7.03%
Target 2020 Composite Index	7.21
Mixed-Asset Target 2020 Funds Average	5.58
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2025 Fund	7.65%
Target 2025 Composite Index	7.84
Mixed-Asset Target 2025 Funds Average	6.76
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2030 Fund	8.31%
Target 2030 Composite Index	8.47
Mixed-Asset Target 2030 Funds Average	7.11
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force.
The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks notched solid gains—more than double that of international stocks—for the six months ended March 31, 2014. Bonds, meanwhile, recovered some lost ground after slumping in the previous fiscal year as investors worried about the direction of interest rates.

For the half year, returns for the six Vanguard Target Retirement Funds in this report—the Income Fund as well as the funds dated 2010 through 2030—ranged from about 4% to more than 8%. (The funds with retirement dates of 2035 through 2060 are covered in a separate report.)

The funds with the largest stock allocations performed best. Although investing in stocks can often result in more volatility, this time around it turned out to be an advantage.

Despite recent choppiness, U.S. stocks were productive

The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although its path became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

2

The Federal Reserve’s stimulative bond-buying program has helped support the market for several years. Since January, however, the Fed has been making monthly cuts in its purchases, and this has created some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has improved somewhat, posted strong results; the developed markets of the Pacific region and emerging markets had weaker results.

Bonds reclaimed ground after a difficult stretch

Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result after its struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a

Market Barometer

	Total Returns
	Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

3

flip side to rising rates. As Greg Davis, the new head of our Fixed Income Group, recently noted, long-term investors can benefit over time because they’re “going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market. Many had fled last year when challenges surfaced for some issuers. Money market and savings account returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

Underlying stock funds lifted the funds’ results

The Vanguard Target Retirement Funds provide investors access to broadly diversified “funds of funds” that automatically rebalance as the target retirement date approaches. Each portfolio shifts from a growth-oriented, stock-heavy asset allocation to one that is more conservative and more focused on bonds. This gradual shift is critical for investors nearing or in retirement, who are increasingly concerned about income and preserving their wealth.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.16%	0.88%
Target Retirement 2010 Fund	0.16	0.54
Target Retirement 2015 Fund	0.16	0.49
Target Retirement 2020 Fund	0.16	0.57
Target Retirement 2025 Fund	0.17	0.49
Target Retirement 2030 Fund	0.17	0.56

The fund expense figures shown—drawn from the prospectus dated January 27, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement
Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.17% for the Income Fund, 0.17% for the 2010 Fund, 0.17% for the 2015 Fund, 0.17% for
the 2020 Fund, 0.17% for the 2025 Fund, and 0.17% for the 2030 Fund. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Income Fund, Mixed-Asset Target Allocation Conservative Funds; for the 2010 Fund, Mixed-Asset Target 2010 Funds; for
the 2015 Fund, Mixed-Asset Target 2015 Funds; for the 2020 Fund, Mixed-Asset Target 2020 Funds; for the 2025 Fund, Mixed-Asset Target
2025 Funds; and for the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds.

4

As you’re probably aware, the funds covered in this report are designed for investors already in retirement or within 20 years of retiring. Therefore, they tend to be more conservative, with a larger proportion of their assets in bonds than their longer-dated counterparts.

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Sources: Vanguard and Lipper, a Thomson Reuters Company.

5

Given the stock market’s strong performance during the six months, it comes as no surprise that the 2030 Fund, which held about 77% of its assets in stocks and about 23% in bonds, garnered the best result, with a return of 8.31%. The most conservative of the group, the Income Fund, was also the weakest performer, returning 4.03%. The results of the four other funds fell in between.

The Target Retirement Funds’ fixed income component had a limited but positive impact on overall performance. Vanguard Total International Bond Index Fund, a relatively new addition to all six retirement funds, stood out most, with a 2.65% return for the period. International bonds benefited from central bank policies in Europe and Japan aimed at pushing down interest rates, thus boosting bond prices.

Vanguard Total Bond Market II Index Fund, another core holding in the retirement funds, returned 1.65%. Demand for U.S. bonds picked up a bit at the end of 2013 and into early 2014 as concerns resurfaced about the pace of growth in the United States and China and signs of economic and political instability in some emerging markets.

With inflation expectations in the United States moderating, Vanguard Short-Term Inflation-Protected Securities Index Fund, which is held by the three most conservative portfolios (the Income Fund, 2010 Fund, and 2015 Fund), returned –0.11%.

Divining the future is tricky, but preparing for it is prudent

Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/research.)

6

Our forecasts acknowledge that no one can envision every scenario. And that reality underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 11, 2014

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$12.46	$12.65	$0.112	$0.196
Target Retirement 2010 Fund	$25.50	$26.03	$0.422	$0.301
Target Retirement 2015 Fund	$14.49	$15.03	$0.261	$0.087
Target Retirement 2020 Fund	$26.26	$27.60	$0.484	$0.011
Target Retirement 2025 Fund	$15.18	$16.03	$0.287	$0.017
Target Retirement 2030 Fund	$26.46	$28.12	$0.491	$0.036

8

Target Retirement Income Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTINX
30-Day SEC Yield	1.72%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	39.2%
Vanguard Total Stock Market Index Fund
Investor Shares	21.1
Vanguard Short-Term Inflation Protected
Securities Index Fund Investor Shares	16.7
Vanguard Total International Bond Index
Fund Investor Shares	14.0
Vanguard Total International Stock Index
Fund Investor Shares	9.0

Total Fund Volatility Measures
	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.07
Beta	1.00	0.41
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.17%.

9

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement Income
Fund	10/27/2003	4.89%	9.32%	3.16%	2.16%	5.32%

See Financial Highlights for dividend and capital gains information.

10

Target Retirement Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (21.1%)
Vanguard Total Stock Market Index Fund Investor Shares	47,942,180	2,272,939

International Stock Fund (9.0%)
Vanguard Total International Stock Index Fund Investor Shares	58,121,617	974,118

U.S. Bond Funds (55.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	396,750,001	4,221,420
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	72,977,274	1,803,998
		6,025,418
International Bond Fund (14.0%)
Vanguard Total International Bond Index Fund Investor Shares	149,199,953	1,505,428
Total Investment Companies (Cost $9,594,804)		10,777,903
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $7,852)	7,851,839	7,852
Total Investments (100.1%) (Cost $9,602,656)		10,785,755
Other Assets and Liabilities (-0.1%)
Other Assets		45,635
Liabilities		(52,214)
		(6,579)
Net Assets (100%)
Applicable to 852,034,225 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,779,176
Net Asset Value Per Share		$12.65

11

Target Retirement Income Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	9,555,411
Undistributed Net Investment Income	3,093
Accumulated Net Realized Gains	37,573
Unrealized Appreciation (Depreciation)	1,183,099
Net Assets	10,779,176

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement Income Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	92,098
Net Investment Income—Note B	92,098
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,933
Investment Securities Sold	40,805
Realized Net Gain (Loss)	42,738
Change in Unrealized Appreciation (Depreciation) of Investment Securities	282,656
Net Increase (Decrease) in Net Assets Resulting from Operations	417,492

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	92,098	199,821
Realized Net Gain (Loss)	42,738	237,175
Change in Unrealized Appreciation (Depreciation)	282,656	(40,097)
Net Increase (Decrease) in Net Assets Resulting from Operations	417,492	396,899
Distributions
Net Investment Income	(93,564)	(200,619)
Realized Capital Gain[1]	(161,457)	(16,647)
Total Distributions	(255,021)	(217,266)
Capital Share Transactions
Issued	1,598,115	3,006,065
Issued in Lieu of Cash Distributions	245,404	209,124
Redeemed	(1,389,442)	(2,614,401)
Net Increase (Decrease) from Capital Share Transactions	454,077	600,788
Total Increase (Decrease)	616,548	780,421
Net Assets
Beginning of Period	10,162,628	9,382,207
End of Period[2]	10,779,176	10,162,628
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,471,000 and $16,647,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $3,093,000 and $4,559,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement Income Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.46	$12.23	$11.22	$11.13	$10.49	$10.19
Investment Operations
Net Investment Income	.110	. 246	. 275	. 303[1]	.288	.268
Capital Gain Distributions Received	.002	.067	.052	.030[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	. 386.185		. 977	. 080	. 640	. 302
Total from Investment Operations	.498	.498	1.304	.413	. 928.570
Distributions
Dividends from Net Investment Income	(.112)	(.247)	(.273)	(.299)	(.288)	(.270)
Distributions from Realized Capital Gains	(.196)	(. 021)	(. 021)	(. 024)	—	—
Total Distributions	(. 308)	(. 268)	(. 294)	(. 323)	(. 288)	(. 270)
Net Asset Value, End of Period	$12.65	$12.46	$12.23	$11.22	$11.13	$10.49

Total Return[2]	4.03%	4.12%	11.74%	3.70%	8.97%	5.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,779	$10,163	$9,382	$4,765	$3,623	$2,463
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.75%	1.99%	2.31%	2.65%	2.70%	2.78%
Portfolio Turnover Rate	8%	40%	7%	14%[3]	12%	29%[4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

16

Target Retirement Income Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $9,602,656,000. Net unrealized appreciation of investment securities for tax purposes was $1,183,099,000, consisting of unrealized gains of $1,208,429,000 on securities that had risen in value since their purchase and $25,330,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $731,731,000 of investment securities and sold $437,706,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	126,932	243,245
Issued in Lieu of Cash Distributions	19,631	17,060
Redeemed	(110,285)	(211,747)
Net Increase (Decrease) in Shares Outstanding	36,278	48,558

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

17

Target Retirement 2010 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTENX
30-Day SEC Yield	1.80%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	36.0%
Vanguard Total Stock Market Index Fund
Investor Shares	27.2
Vanguard Short-Term Inflation Protected
Securities Index Fund Investor Shares	12.9
Vanguard Total International Bond Index
Fund Investor Shares	12.1
Vanguard Total International Stock Index
Fund Investor Shares	11.8

Total Fund Volatility Measures
	Target 2010	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.87
Beta	0.98	0.44
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.17%.

18

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2010
Fund	6/7/2006	7.15%	12.12%	2.37%	3.65%	6.02%

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2010 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.2%)
U.S. Stock Fund (27.2%)
Vanguard Total Stock Market Index Fund Investor Shares	39,473,016	1,871,416

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	48,631,029	815,056

U.S. Bond Funds (49.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	233,346,137	2,482,803
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	35,850,824	886,232
		3,369,035
International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Investor Shares	82,759,293	835,041
Total Investment Companies (Cost $5,942,151)		6,890,548
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $1,397)	1,397,000	1,397
Total Investments (100.2%) (Cost $5,943,548)		6,891,945
Other Assets and Liabilities (-0.2%)
Other Assets		36,627
Liabilities		(48,084)
		(11,457)
Net Assets (100%)
Applicable to 264,341,646 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,880,488
Net Asset Value Per Share		$26.03

20

Target Retirement 2010 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	5,850,126
Undistributed Net Investment Income	29,841
Accumulated Net Realized Gains	52,124
Unrealized Appreciation (Depreciation)	948,397
Net Assets	6,880,488

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2010 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	63,262
Net Investment Income—Note B	63,262
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,146
Investment Securities Sold	58,114
Realized Net Gain (Loss)	59,260
Change in Unrealized Appreciation (Depreciation) of Investment Securities	206,561
Net Increase (Decrease) in Net Assets Resulting from Operations	329,083

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,262	138,234
Realized Net Gain (Loss)	59,260	149,071
Change in Unrealized Appreciation (Depreciation)	206,561	145,289
Net Increase (Decrease) in Net Assets Resulting from Operations	329,083	432,594
Distributions
Net Investment Income	(109,648)	(138,503)
Realized Capital Gain[1]	(78,208)	(9,651)
Total Distributions	(187,856)	(148,154)
Capital Share Transactions
Issued	993,769	2,006,950
Issued in Lieu of Cash Distributions	184,495	145,950
Redeemed	(1,118,089)	(1,913,559)
Net Increase (Decrease) from Capital Share Transactions	60,175	239,341
Total Increase (Decrease)	201,402	523,781
Net Assets
Beginning of Period	6,679,086	6,155,305
End of Period[2]	6,880,488	6,679,086

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $520,000 and $9,651,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $29,841,000 and $76,227,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2010 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$25.50	$24.45	$21.91	$21.87	$20.39	$20.47
Investment Operations
Net Investment Income	. 244.516		.571	.560[1]	.520	.553
Capital Gain Distributions Received	.004	.103	.100	.056[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.005	. 999	2.502	(. 022)	1.455	. 046
Total from Investment Operations	1.253	1.618	3.173	. 594	1.975	. 599
Distributions
Dividends from Net Investment Income	(. 422)	(. 531)	(. 596)	(. 511)	(. 495)	(. 679)
Distributions from Realized Capital Gains	(. 301)	(. 037)	(. 037)	(. 043)	—	—
Total Distributions	(.723)	(. 568)	(. 633)	(. 554)	(. 495)	(. 679)
Net Asset Value, End of Period	$26.03	$25.50	$24.45	$21.91	$21.87	$20.39

Total Return[2]	4.97%	6.76%	14.74%	2.68%	9.83%	3.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,880	$6,679	$6,155	$4,747	$4,247	$3,065
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.86%	2.08%	2.51%	2.46%	2.67%	3.15%
Portfolio Turnover Rate	15%	38%	12%	27%[3]	19%	41%[4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

25

Target Retirement 2010 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $5,943,548,000. Net unrealized appreciation of investment securities for tax purposes was $948,397,000, consisting of unrealized gains of $960,729,000 on securities that had risen in value since their purchase and $12,332,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $504,716,000 of investment securities and sold $559,867,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	38,514	81,038
Issued in Lieu of Cash Distributions	7,224	6,076
Redeemed	(43,298)	(76,925)
Net Increase (Decrease) in Shares Outstanding	2,440	10,189

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

26

Target Retirement 2015 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTXVX
30-Day SEC Yield	1.96%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	36.7%
Vanguard Total Bond Market II Index Fund
Investor Shares	31.7
Vanguard Total International Stock Index
Fund Investor Shares	15.8
Vanguard Total International Bond Index
Fund Investor Shares	9.5
Vanguard Short-Term Inflation Protected
Securities Index Fund Investor Shares	6.3

Total Fund Volatility Measures
	Target 2015	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.93
Beta	0.99	0.56
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.17%.

27

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2015
Fund	10/27/2003	9.89%	13.70%	2.51%	3.55%	6.06%

See Financial Highlights for dividend and capital gains information.

28

Target Retirement 2015 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (36.6%)
Vanguard Total Stock Market Index Fund Investor Shares	164,124,850	7,781,159

International Stock Fund (15.8%)
Vanguard Total International Stock Index Fund Investor Shares	200,361,490	3,358,059

U.S. Bond Funds (38.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	632,324,406	6,727,932
Vanguard Short-Term Inflation-Protected Securities Index Fund Investor Shares	54,275,790	1,341,697
		8,069,629
International Bond Fund (9.5%)
Vanguard Total International Bond Index Fund Investor Shares	199,302,377	2,010,961
Total Investment Companies (Cost $17,287,565)		21,219,808
Other Assets and Liabilities (0.1%)
Other Assets		245,572
Liabilities		(230,971)
		14,601
Net Assets (100%)
Applicable to 1,412,529,707 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,234,409
Net Asset Value Per Share		$15.03

At March 31, 2014, net assets consisted of:
		Amount
		($000)
Paid-in Capital		17,098,552
Undistributed Net Investment Income		98,871
Accumulated Net Realized Gains		104,743
Unrealized Appreciation (Depreciation)		3,932,243
Net Assets		21,234,409

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

29

Target Retirement 2015 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	209,574
Net Investment Income—Note B	209,574
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,100
Investment Securities Sold	109,680
Realized Net Gain (Loss)	112,780
Change in Unrealized Appreciation (Depreciation) of Investment Securities	908,758
Net Increase (Decrease) in Net Assets Resulting from Operations	1,231,112

See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	209,574	408,230
Realized Net Gain (Loss)	112,780	204,972
Change in Unrealized Appreciation (Depreciation)	908,758	1,107,450
Net Increase (Decrease) in Net Assets Resulting from Operations	1,231,112	1,720,652
Distributions
Net Investment Income	(357,912)	(384,520)
Realized Capital Gain[1]	(119,304)	(23,226)
Total Distributions	(477,216)	(407,746)
Capital Share Transactions
Issued	2,856,828	5,113,964
Issued in Lieu of Cash Distributions	470,363	403,269
Redeemed	(2,586,002)	(3,929,112)
Net Increase (Decrease) from Capital Share Transactions	741,189	1,588,121
Total Increase (Decrease)	1,495,085	2,901,027
Net Assets
Beginning of Period	19,739,324	16,838,297
End of Period[2]	21,234,409	19,739,324

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,743,000 and $23,226,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $98,871,000 and $247,209,000.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2015 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.49	$13.54	$11.91	$12.03	$11.21	$11.34
Investment Operations
Net Investment Income	.149	. 298	. 327	. 283[1]	.285	.307
Capital Gain Distributions Received	.002	.039	.053	.031[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.737	. 929	1.583	(.134)	. 811	(. 072)
Total from Investment Operations	. 888	1.266	1.963	.180	1.096	. 235
Distributions
Dividends from Net Investment Income	(. 261)	(. 298)	(. 313)	(. 276)	(. 276)	(. 365)
Distributions from Realized Capital Gains	(.087)	(.018)	(.020)	(.024)	—	—
Total Distributions	(. 348)	(. 316)	(. 333)	(. 300)	(. 276)	(. 365)
Net Asset Value, End of Period	$15.03	$14.49	$13.54	$11.91	$12.03	$11.21

Total Return[2]	6.18%	9.56%	16.76%	1.40%	9.92%	2.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $21,234		$19,739	$16,838	$13,435	$12,466	$9,507
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.17%	2.59%	2.24%	2.62%	3.31%
Portfolio Turnover Rate	12%	26%	13%	27%[3]	19%	37%[4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

33

Target Retirement 2015 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $17,287,565,000. Net unrealized appreciation of investment securities for tax purposes was $3,932,243,000, consisting of unrealized gains of $3,955,128,000 on securities that had risen in value since their purchase and $22,885,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $1,687,902,000 of investment securities and sold $1,227,777,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	192,942	368,573
Issued in Lieu of Cash Distributions	31,932	30,344
Redeemed	(174,301)	(280,939)
Net Increase (Decrease) in Shares Outstanding	50,573	117,978

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

34

Target Retirement 2020 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTWNX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	43.3%
Vanguard Total Bond Market II Index Fund
Investor Shares	30.5
Vanguard Total International Stock Index
Fund Investor Shares	18.6
Vanguard Total International Bond Index
Fund Investor Shares	7.6

Total Fund Volatility Measures
	Target 2020	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.95
Beta	0.99	0.65
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.17%.

35

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2020
Fund	6/7/2006	11.98%	14.93%	2.19%	4.27%	6.46%

See Financial Highlights for dividend and capital gains information.

36

Target Retirement 2020 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (43.2%)
Vanguard Total Stock Market Index Fund Investor Shares	231,260,083	10,964,041

International Stock Fund (18.6%)
Vanguard Total International Stock Index Fund Investor Shares	281,948,155	4,725,451

U.S. Bond Fund (30.5%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	728,024,815	7,746,184

International Bond Fund (7.6%)
Vanguard Total International Bond Index Fund Investor Shares	191,228,376	1,929,494
Total Investment Companies (Cost $20,817,167)		25,365,170
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $8,343)	8,342,637	8,343
Total Investments (99.9%) (Cost $20,825,510)		25,373,513
Other Assets and Liabilities (0.1%)
Other Assets		145,715
Liabilities		(129,260)
		16,455
Net Assets (100%)
Applicable to 919,960,968 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		25,389,968
Net Asset Value Per Share		$27.60

37

Target Retirement 2020 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	20,695,626
Undistributed Net Investment Income	125,044
Accumulated Net Realized Gains	21,295
Unrealized Appreciation (Depreciation)	4,548,003
Net Assets	25,389,968

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

38

Target Retirement 2020 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	259,258
Net Investment Income—Note B	259,258
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,327
Investment Securities Sold	24,617
Realized Net Gain (Loss)	27,944
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,310,460
Net Increase (Decrease) in Net Assets Resulting from Operations	1,597,662

See accompanying Notes, which are an integral part of the Financial Statements.

39

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	259,258	434,879
Realized Net Gain (Loss)	27,944	73,607
Change in Unrealized Appreciation (Depreciation)	1,310,460	1,631,720
Net Increase (Decrease) in Net Assets Resulting from Operations	1,597,662	2,140,206
Distributions
Net Investment Income	(416,278)	(362,212)
Realized Capital Gain[1]	(9,461)	(18,538)
Total Distributions	(425,739)	(380,750)
Capital Share Transactions
Issued	4,565,872	7,050,481
Issued in Lieu of Cash Distributions	419,089	376,274
Redeemed	(2,551,573)	(3,479,383)
Net Increase (Decrease) from Capital Share Transactions	2,433,388	3,947,372
Total Increase (Decrease)	3,605,311	5,706,828
Net Assets
Beginning of Period	21,784,657	16,077,829
End of Period[2]	25,389,968	21,784,657

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $3,440,000 and $18,538,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $125,044,000 and $282,064,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Target Retirement 2020 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$26.26	$24.04	$20.83	$21.17	$19.66	$20.03
Investment Operations
Net Investment Income	. 280	. 528	. 569	. 473[1]	.510[1]	.539[1]
Capital Gain Distributions Received	.004	.047	.079	.044[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.551	2.179	3.106	(. 378)	1.440	(. 360)
Total from Investment Operations	1.835	2.754	3.754	.139	1.950	.179
Distributions
Dividends from Net Investment Income	(. 484)	(. 508)	(. 513)	(. 444)	(. 440)	(. 549)
Distributions from Realized Capital Gains	(. 011)	(. 026)	(. 031)	(. 035)	—	—
Total Distributions	(. 495)	(. 534)	(. 544)	(. 479)	(. 440)	(. 549)
Net Asset Value, End of Period	$27.60	$26.26	$24.04	$20.83	$21.17	$19.66

Total Return[2]	7.03%	11.70%	18.30%	0.53%	10.04%	1.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $25,390		$21,785	$16,078	$11,032	$8,890	$5,706
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.16%	0.16%	0.17%	0.17%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.23%	2.62%	2.11%	2.51%	3.19%
Portfolio Turnover Rate	9%	17%	8%	23%[3]	14%	27%[4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

42

Target Retirement 2020 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $20,825,510,000. Net unrealized appreciation of investment securities for tax purposes was $4,548,003,000, consisting of unrealized gains of $4,561,649,000 on securities that had risen in value since their purchase and $13,646,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $3,312,002,000 of investment securities and sold $1,064,465,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	168,835	283,506
Issued in Lieu of Cash Distributions	15,522	15,924
Redeemed	(94,124)	(138,429)
Net Increase (Decrease) in Shares Outstanding	90,233	161,001

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

43

Target Retirement 2025 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTTVX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	48.5%
Vanguard Total Bond Market II Index Fund
Investor Shares	24.6
Vanguard Total International Stock Index
Fund Investor Shares	20.8
Vanguard Total International Bond Index
Fund Investor Shares	6.1

Total Fund Volatility Measures
	Target 2025	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.74
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.17%.

44

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2025
Fund	10/27/2003	13.40%	16.06%	2.31%	4.07%	6.38%

See Financial Highlights for dividend and capital gains information.

45

Target Retirement 2025 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (48.4%)
Vanguard Total Stock Market Index Fund Investor Shares	300,250,911	14,234,896

International Stock Fund (20.8%)
Vanguard Total International Stock Index Fund Investor Shares	365,555,026	6,126,702

U.S. Bond Fund (24.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	679,087,186	7,225,488

International Bond Fund (6.1%)
Vanguard Total International Bond Index Fund Investor Shares	178,373,208	1,799,786
Total Investment Companies (Cost $23,112,127)		29,386,872
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $1,317)	1,317,000	1,317
Total Investments (99.9%) (Cost $23,113,444)		29,388,189
Other Assets and Liabilities (0.1%)
Other Assets		178,395
Liabilities		(135,062)
		43,333
Net Assets (100%)
Applicable to 1,835,945,183 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		29,431,522
Net Asset Value Per Share		$16.03

46

Target Retirement 2025 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	22,973,155
Undistributed Net Investment Income	145,346
Accumulated Net Realized Gains	38,276
Unrealized Appreciation (Depreciation)	6,274,745
Net Assets	29,431,522

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

47

Target Retirement 2025 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	304,223
Net Investment Income—Note B	304,223
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,125
Investment Securities Sold	42,378
Realized Net Gain (Loss)	45,503
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,678,622
Net Increase (Decrease) in Net Assets Resulting from Operations	2,028,348

See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	304,223	533,278
Realized Net Gain (Loss)	45,503	118,453
Change in Unrealized Appreciation (Depreciation)	1,678,622	2,280,063
Net Increase (Decrease) in Net Assets Resulting from Operations	2,028,348	2,931,794
Distributions
Net Investment Income	(498,816)	(454,865)
Realized Capital Gain[1]	(29,547)	(18,440)
Total Distributions	(528,363)	(473,305)
Capital Share Transactions
Issued	4,328,804	6,898,529
Issued in Lieu of Cash Distributions	520,244	468,277
Redeemed	(2,559,183)	(4,205,203)
Net Increase (Decrease) from Capital Share Transactions	2,289,865	3,161,603
Total Increase (Decrease)	3,789,850	5,620,092
Net Assets
Beginning of Period	25,641,672	20,021,580
End of Period[2]	29,431,522	25,641,672

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $29,547,000 and $18,440,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $145,346,000 and $339,939,000.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2025 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.18	$13.70	$11.71	$11.97	$11.11	$11.49
Investment Operations
Net Investment Income	.165	.316	.331	.257[1]	.262	.279
Capital Gain Distributions Received	.002	.021	.036	.020[1]	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	. 987	1.451	1.927	(. 271)	. 850	(. 336)
Total from Investment Operations	1.154	1.788	2.294	. 006	1.112	(. 057)
Distributions
Dividends from Net Investment Income	(. 287)	(. 296)	(. 291)	(. 250)	(. 252)	(. 323)
Distributions from Realized Capital Gains	(. 017)	(. 012)	(. 013)	(. 016)	—	—
Total Distributions	(. 304)	(. 308)	(. 304)	(. 266)	(. 252)	(. 323)
Net Asset Value, End of Period	$16.03	$15.18	$13.70	$11.71	$11.97	$11.11

Total Return[2]	7.65%	13.34%	19.89%	-0.11%	10.12%	0.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $29,432		$25,642	$20,022	$14,997	$13,652	$9,932
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.18%	0.18%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.20%	2.27%	2.64%	2.01%	2.42%	3.09%
Portfolio Turnover Rate	8%	16%	9%	23%[3]	11%	21%[4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

51

Target Retirement 2025 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $23,113,444,000. Net unrealized appreciation of investment securities for tax purposes was $6,274,745,000, consisting of unrealized gains of $6,287,882,000 on securities that had risen in value since their purchase and $13,137,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $3,106,449,000 of investment securities and sold $1,084,972,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	275,945	483,653
Issued in Lieu of Cash Distributions	33,179	34,790
Redeemed	(162,647)	(290,706)
Net Increase (Decrease) in Shares Outstanding	146,477	227,737

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

52

Target Retirement 2030 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTHRX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	53.8%
Vanguard Total International Stock Index
Fund Investor Shares	23.1
Vanguard Total Bond Market II Index Fund
Investor Shares	18.5
Vanguard Total International Bond Index
Fund Investor Shares	4.6

Total Fund Volatility Measures
	Target 2030	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.82
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.17%.

53

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2030
Fund	6/7/2006	14.96%	17.17%	2.05%	4.51%	6.56%

See Financial Highlights for dividend and capital gains information.

54

Target Retirement 2030 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (53.6%)
Vanguard Total Stock Market Index Fund Investor Shares	237,625,810	11,265,840

International Stock Fund (23.1%)
Vanguard Total International Stock Index Fund Investor Shares	289,524,015	4,852,422

U.S. Bond Fund (18.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	366,375,492	3,898,235

International Bond Fund (4.6%)
Vanguard Total International Bond Index Fund Investor Shares	96,235,689	971,018
Total Investment Companies (Cost $16,506,231)		20,987,515
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $3,799)	3,798,858	3,799
Total Investments (99.9%) (Cost $16,510,030)		20,991,314
Other Assets and Liabilities (0.1%)
Other Assets		131,886
Liabilities		(100,952)
		30,934
Net Assets (100%)
Applicable to 747,580,401 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		21,022,248
Net Asset Value Per Share		$28.12

55

Target Retirement 2030 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	16,425,774
Undistributed Net Investment Income	103,099
Accumulated Net Realized Gains	12,091
Unrealized Appreciation (Depreciation)	4,481,284
Net Assets	21,022,248

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

56

Target Retirement 2030 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	216,474
Net Investment Income—Note B	216,474
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,657
Investment Securities Sold	19,081
Realized Net Gain (Loss)	20,738
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,302,260
Net Increase (Decrease) in Net Assets Resulting from Operations	1,539,472

See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	216,474	361,634
Realized Net Gain (Loss)	20,738	40,881
Change in Unrealized Appreciation (Depreciation)	1,302,260	1,795,127
Net Increase (Decrease) in Net Assets Resulting from Operations	1,539,472	2,197,642
Distributions
Net Investment Income	(343,337)	(289,870)
Realized Capital Gain[1]	(25,173)	(8,714)
Total Distributions	(368,510)	(298,584)
Capital Share Transactions
Issued	3,686,182	5,741,317
Issued in Lieu of Cash Distributions	361,941	294,856
Redeemed	(1,991,462)	(2,787,514)
Net Increase (Decrease) from Capital Share Transactions	2,056,661	3,248,659
Total Increase (Decrease)	3,227,623	5,147,717
Net Assets
Beginning of Period	17,794,625	12,646,908
End of Period[2]	21,022,248	17,794,625

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $23,076,000 and $8,714,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $103,099,000 and $229,962,000.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2030 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$26.46	$23.51	$19.81	$20.36	$18.84	$19.63
Investment Operations
Net Investment Income	. 287	. 540	. 561	. 398	. 453[1]	.466[1]
Capital Gain Distributions Received	.002	.027	.044	.011	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.898	2.897	3.580	(. 542)	1.453	(.793)
Total from Investment Operations	2.187	3.464	4.185	(.133)	1.906	(. 327)
Distributions
Dividends from Net Investment Income	(. 491)	(. 499)	(. 468)	(. 395)	(. 386)	(. 463)
Distributions from Realized Capital Gains	(. 036)	(. 015)	(. 017)	(. 022)	—	—
Total Distributions	(. 527)	(. 514)	(. 485)	(. 417)	(. 386)	(. 463)
Net Asset Value, End of Period	$28.12	$26.46	$23.51	$19.81	$20.36	$18.84

Total Return[2]	8.31%	15.05%	21.43%	-0.83%	10.21%	-1.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $21,022		$17,795	$12,647	$8,245	$6,533	$4,003
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.18%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.30%	2.66%	1.91%	2.32%	2.92%
Portfolio Turnover Rate	8%	14%	4%	19%[3]	9%	13% [4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

60

Target Retirement 2030 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $16,510,030,000. Net unrealized appreciation of investment securities for tax purposes was $4,481,284,000, consisting of unrealized gains of $4,487,588,000 on securities that had risen in value since their purchase and $6,304,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $2,663,744,000 of investment securities and sold $787,814,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	134,261	233,050
Issued in Lieu of Cash Distributions	13,157	12,748
Redeemed	(72,258)	(111,235)
Net Increase (Decrease) in Shares Outstanding	75,160	134,563

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

61

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

62

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$1,040.34	$0.86
Target Retirement 2010 Fund	$1,000.00	$1,049.68	$0.87
Target Retirement 2015 Fund	$1,000.00	$1,061.77	$0.87
Target Retirement 2020 Fund	$1,000.00	$1,070.30	$0.88
Target Retirement 2025 Fund	$1,000.00	$1,076.47	$0.88
Target Retirement 2030 Fund	$1,000.00	$1,083.09	$0.88
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2010 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2015 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2020 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2025 Fund	$1,000.00	$1,024.08	$0.86
Target Retirement 2030 Fund	$1,000.00	$1,024.08	$0.86

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.17%, 0.17%, 0.17%, 0.17%, 0.17%, and 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

63

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Target Retirement Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the funds, including any periods of outperformance or underperformance compared relative to a benchmark index and peer groups. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however; the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

64

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

65

Benchmark Information

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 2, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 2, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

66

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 2, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 2, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays U.S. Treasury Inflation Protected Securities Index through June 2, 2013, and the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index thereafter; for short-term reserves, the Citigroup Three-Month Treasury Bill Index through June 2, 2013; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

67

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001. [2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082 052014

Semiannual Report | March 31, 2014

Vanguard Target Retirement Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2035 Fund.	8
Target Retirement 2040 Fund.	17
Target Retirement 2045 Fund.	26
Target Retirement 2050 Fund.	35
Target Retirement 2055 Fund.	44
Target Retirement 2060 Fund.	53
About Your Fund’s Expenses.	62
Trustees Approve Advisory Arrangement.	64
Glossary.	65

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2014
Total
Returns
Vanguard Target Retirement 2035 Fund	8.92%
Target 2035 Composite Index	9.10
Mixed-Asset Target 2035 Funds Average	7.91
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2040 Fund	9.36%
Target 2040 Composite Index	9.54
Mixed-Asset Target 2040 Funds Average	7.91
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2045 Fund	9.40%
Target 2045 Composite Index	9.54
Mixed-Asset Target 2045 Funds Average	8.43
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2050 Fund	9.37%
Target 2050 Composite Index	9.54
Mixed-Asset Target 2050 Funds Average	8.19
Mixed-Asset Target 2050 Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2055 Fund	9.39%
Target 2055 Composite Index	9.54
Spliced Mixed-Asset Target 2055+ Funds Average	8.86
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Target Retirement 2060 Fund	9.39%
Target 2060 Composite Index	9.54
Spliced Mixed-Asset Target 2055+ Funds Average	8.86
Spliced Mixed-Asset Target 2055+ Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force.
The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

Chairman’s Letter

Dear Shareholder,

U.S. stocks notched solid gains—more than double that of international stocks—for the six months ended March 31, 2014. Bonds, meanwhile, recovered some lost ground after slumping in the previous fiscal year as investors worried about the direction of interest rates.

For the half year, returns for all six Target Retirement Funds in this report—the funds dated 2035 through 2060—hovered around 9%. (The Target Retirement Income Fund and the funds with retirement dates of 2010 through 2030 are covered in a separate report.)

Despite recent choppiness, U.S. stocks were productive

The broad U.S. stock market recorded a gain of about 12% for the six months ended March 31, although its path became increasingly rocky over the period’s second half. Corporate earnings, for the most part, continued to rise as the U.S. economy showed modest growth.

The Federal Reserve’s stimulative bond-buying program has helped support the market for several years. Since January, however, the Fed has been making monthly cuts in its purchases, creating some apprehension among investors. Slow economic growth in China and the conflict in Ukraine have also caused market turbulence.

International stocks returned about 5%. The developed markets of Europe, where the economy has improved somewhat,

posted strong results; the developed markets of the Pacific region and emerging markets were weaker.

Bonds reclaimed ground after a difficult stretch

Over the six months, the broad U.S. taxable bond market returned 1.70%, a welcome result in view of the market’s struggles for much of calendar-year 2013. The yield of the 10-year Treasury note finished the half year at 2.72%, up from 2.63% at September’s end but down from nearly 3% on December 31. (Bond prices and yields move in opposite directions.)

Many bond investors have been focusing on the possibility of interest rates moving higher and the negative effect that would have on bond prices. However, there’s a flip side to rising rates. As noted recently by the new head of our Fixed Income Group, Greg Davis, long-term investors can benefit over time because they’re “going to be reinvesting those coupon payments and principal payments at higher rates.”

Municipal bonds returned 3.65% for the six months, another major improvement over calendar-year 2013, as investors waded back into the muni market; many had fled last year when challenges surfaced for some issuers. Money market and savings account returns remained meager because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 2.05%.

Market Barometer

	Total Returns
	Periods Ended March 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.48%	22.41%	21.73%
Russell 2000 Index (Small-caps)	9.94	24.90	24.31
Russell 3000 Index (Broad U.S. market)	12.28	22.61	21.93
FTSE All-World ex US Index (International)	5.25	12.50	15.93

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	1.70%	-0.10%	4.80%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.65	0.39	5.71
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	0.08

CPI
Consumer Price Index	0.92%	1.51%	2.13%

Underlying stock funds lifted the funds’ results

The Vanguard Target Retirement Funds provide investors access to broadly diversified “funds of funds” that automatically rebalance as the target retirement date approaches. Each portfolio shifts from a growth-oriented, stock-heavy asset allocation to one that is more conservative and more focused on bonds. This gradual shift is critical for investors nearing or in retirement who are increasingly concerned about income and preserving their wealth.

As you’re probably aware, the funds discussed in this report are designed for investors who expect to retire more than 20 years from now. These funds tend to be more focused on building wealth, with a larger proportion of their assets in stocks than their shorter-dated counterparts.

The retirement funds’ heavy allocation to stocks worked in their favor during the period. The 2040 through 2060 Funds, which held about 90% of their assets in stocks and about 10% in bonds, returned more than 9%. The Target Retirement 2035 Fund, the most conservative of the batch with about 84% of its assets in stocks and about 16% in bonds, returned 8.92%.

The Target Retirement Funds’ fixed income component had a limited but positive impact on overall returns. Vanguard Total International Bond Index Fund, a relatively new addition to all six

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2035 Fund	0.18%	0.47%
Target Retirement 2040 Fund	0.18	0.55
Target Retirement 2045 Fund	0.18	0.47
Target Retirement 2050 Fund	0.18	0.52
Target Retirement 2055 Fund	0.18	0.47
Target Retirement 2060 Fund	0.18	0.47

The fund expense figures shown—drawn from the prospectus dated January 27, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement
Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.18% for the 2035 Fund, 0.18% for the 2040 Fund, 0.18% for the 2045 Fund, 0.18% for the
2050 Fund, 0.18% for the 2055 Fund, and 0.18% for the 2060 Fund. Peer-group expense ratios are derived from data provided by Lipper, a
Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the 2035 Fund, Mixed-Asset Target 2035 Funds; for the 2040 Fund, Mixed-Asset Target 2040 Funds; for the 2045 Fund,
Mixed-Asset Target 2045 Funds; for the 2050 Fund, Mixed-Asset Target 2050 Funds, for the 2055 and 2060 Funds, Mixed-Asset Target 2055+
Funds.

retirement funds, stood out most, with a 2.65% return for the period. International bond prices benefited from central bank policies in Europe and Japan aimed at pushing down interest rates.

Vanguard Total Bond Market II Index Fund, another core holding in the retirement funds, returned 1.65%. U.S. bond prices picked up a bit at the end of 2013 and into early 2014. Demand was spurred by

The appeal of low-cost investing is growing

Minimizing investment costs is a critical part of every investor’s toolkit. Why? Because every dollar paid for fund management expenses is simply a dollar less that can work on your behalf.

Put another way, the lower your mutual fund’s costs, the greater your share of the fund’s return.
Not surprisingly, research indicates that lower-cost investments have tended to outperform their higher-cost counterparts.

Investors are catching on to the value of lower-cost mutual funds. Funds with lower expense ratios dominated in attracting investment dollars over the decade ended December 31, 2012, according to a Vanguard research paper titled Costs Matter: Are Fund Investors Voting With
Their Feet? (You can read the paper at vanguard.com/matter.) And, as the chart below shows,
Vanguard’s leadership in keeping down costs for investors seems to have encouraged the industry to reduce its average costs—at least over the past decade.

Even so, Vanguard’s average expenses continue to be less than one-fifth the industry average:
0.19% versus 1.08% (as of December 31, 2013). That cost difference remains a powerful tool in the hands of Vanguard clients.

Vanguard fund costs remain far below industry average

Sources: Vanguard and Lipper, a Thomson Reuters Company.

concerns about the pace of growth in the United States and China and signs of economic and political instability in some emerging markets.

Divining the future is tricky, but preparing for it is prudent

Predictions are often made but rarely come true. In an interview with our newsletter In The Vanguard, University of Pennsylvania professor Philip Tetlock noted, “As a whole, experts [are] slightly more accurate than the proverbial dart-throwing chimpanzee.”

Dr. Tetlock’s extensive research on the accuracy of predictions found that it’s best to think in terms of probabilities and to avoid bold, specific declarations about what the future holds. At Vanguard, we agree that forecasting the economy and capital markets should be leavened with modesty. Joe Davis, our chief economist, is fond of saying that we “treat the future with the humility it deserves.”

That’s why our economists don’t make the pinpoint projections that you’ll see elsewhere. Instead, using sophisticated statistical models, we provide a range and probability of potential outcomes—for example, the return of U.S. stocks. And we explain our rationale for such outcomes, allowing you to make better-informed decisions about risk and return.

In January, as they do each year, our economists issued Vanguard’s Economic and Investment Outlook. They also update their perspectives periodically and address significant developments, such as changes in Federal Reserve policy. (You can read our most recent outlook at vanguard.com/ research.)

Our forecasts acknowledge that no one can envision every scenario. And that underlines one of Vanguard’s core investment principles: Develop a suitable asset allocation using broadly diversified funds. Having a balanced portfolio can help you get through unforeseen events and achieve your goals—even without a crystal ball.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 11, 2014

Your Fund’s Performance at a Glance
September 30, 2013, Through March 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2035 Fund	$16.16	$17.27	$0.324	$0.000
Target Retirement 2040 Fund	$26.80	$28.79	$0.500	$0.007
Target Retirement 2045 Fund	$16.82	$18.06	$0.334	$0.000
Target Retirement 2050 Fund	$26.69	$28.66	$0.518	$0.000
Target Retirement 2055 Fund	$28.67	$30.87	$0.477	$0.004
Target Retirement 2060 Fund	$25.21	$27.20	$0.367	$0.001

Target Retirement 2035 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTTHX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	59.0%
Vanguard Total International Stock Index
Fund Investor Shares	25.3
Vanguard Total Bond Market II Index Fund
Investor Shares	12.6
Vanguard Total International Bond Index
Fund Investor Shares	3.1

Total Fund Volatility Measures
	Target 2035	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	0.99	0.90
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.18%.

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2035
Fund	10/27/2003	16.41%	18.15%	2.15%	4.72%	6.87%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (58.9%)
Vanguard Total Stock Market Index Fund Investor Shares	275,079,436	13,041,516

International Stock Fund (25.3%)
Vanguard Total International Stock Index Fund Investor Shares	334,672,310	5,609,108

U.S. Bond Fund (12.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	261,887,786	2,786,486

International Bond Fund (3.2%)
Vanguard Total International Bond Index Fund Investor Shares	68,789,675	694,088
Total Investment Companies (Cost $16,712,540)		22,131,198
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $5,053)	5,053,000	5,053
Total Investments (100.0%) (Cost $16,717,593)		22,136,251
Other Assets and Liabilities (0.0%)
Other Assets		110,432
Liabilities		(105,403)
		5,029
Net Assets (100%)
Applicable to 1,281,917,004 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		22,141,280
Net Asset Value Per Share		$17.27

Target Retirement 2035 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	16,628,819
Undistributed Net Investment Income	107,348
Accumulated Net Realized Losses	(13,545)
Unrealized Appreciation (Depreciation)	5,418,658
Net Assets	22,141,280

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	230,902
Net Investment Income—Note B	230,902
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,185
Investment Securities Sold	11,403
Realized Net Gain (Loss)	12,588
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,511,482
Net Increase (Decrease) in Net Assets Resulting from Operations	1,754,972

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	230,902	398,402
Realized Net Gain (Loss)	12,588	45,931
Change in Unrealized Appreciation (Depreciation)	1,511,482	2,193,228
Net Increase (Decrease) in Net Assets Resulting from Operations	1,754,972	2,637,561
Distributions
Net Investment Income	(393,936)	(326,142)
Realized Capital Gain[1]	—	(6,374)
Total Distributions	(393,936)	(332,516)
Capital Share Transactions
Issued	3,175,025	5,012,842
Issued in Lieu of Cash Distributions	388,557	329,351
Redeemed	(1,809,586)	(2,840,996)
Net Increase (Decrease) from Capital Share Transactions	1,753,996	2,501,197
Total Increase (Decrease)	3,115,032	4,806,242
Net Assets
Beginning of Period	19,026,248	14,220,006
End of Period[2]	22,141,280	19,026,248

1 Includes fiscal 2013 short-term gain distributions totaling $6,374,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $107,348,000 and $270,382,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.16	$14.15	$11.77	$12.22	$11.31	$11.90
Investment Operations
Net Investment Income	.178	.340	.344	.235	.250	.273[1]
Capital Gain Distributions Received	.001	.011	.016	.006	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.255	1.972	2.307	(.402)	.898	(.564)
Total from Investment Operations	1.434	2.323	2.667	(.161)	1.148	(.291)
Distributions
Dividends from Net Investment Income	(. 324)	(. 307)	(. 281)	(. 236)	(. 238)	(. 299)
Distributions from Realized Capital Gains	—	(.006)	(.006)	(.053)	—	—
Total Distributions	(. 324)	(. 313)	(. 287)	(. 289)	(. 238)	(. 299)
Net Asset Value, End of Period	$17.27	$16.16	$14.15	$11.77	$12.22	$11.31

Total Return[2]	8.92%	16.77%	22.98%	-1.55%	10.24%	-1.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,141	$19,026	$14,220	$10,239	$9,223	$6,780
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.33%	2.68%	1.81%	2.24%	2.88%
Portfolio Turnover Rate	6%	12%	6%	18%[3]	6%	9% [4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Target Retirement 2035 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $23,213,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $16,717,593,000. Net unrealized appreciation of investment securities for tax purposes was $5,418,658,000, consisting of unrealized gains of $5,423,291,000 on securities that had risen in value since their purchase and $4,633,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $2,257,255,000 of investment securities and sold $670,348,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	188,611	335,609
Issued in Lieu of Cash Distributions	23,005	23,660
Redeemed	(107,049)	(186,558)
Net Increase (Decrease) in Shares Outstanding	104,567	172,711

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2040 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VFORX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.9%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.1
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2040	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

			Since Inception
	Inception Date One Year	Five Years	Income	Capital	Total
Target Retirement 2040
Fund	6/7/2006 17.47%	18.44%	2.00%	4.83%	6.83%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2040 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (62.8%)
Vanguard Total Stock Market Index Fund Investor Shares	190,924,119	9,051,712

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	231,721,911	3,883,659

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	108,854,682	1,158,214

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	28,592,744	288,501
Total Investment Companies (Cost $10,998,175)		14,382,086
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $8,881)	8,881,083	8,881
Total Investments (99.9%) (Cost $11,007,056)		14,390,967
Other Assets and Liabilities (0.1%)
Other Assets		73,952
Liabilities		(60,450)
		13,502
Net Assets (100%)
Applicable to 500,273,035 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,404,469
Net Asset Value Per Share		$28.79

Target Retirement 2040 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	10,945,219
Undistributed Net Investment Income	70,213
Accumulated Net Realized Gains	5,126
Unrealized Appreciation (Depreciation)	3,383,911
Net Assets	14,404,469

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	148,915
Net Investment Income—Note B	148,915
Realized Net Gain (Loss)
Capital Gain Distributions Received	495
Investment Securities Sold	10,129
Realized Net Gain (Loss)	10,624
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,018,205
Net Increase (Decrease) in Net Assets Resulting from Operations	1,177,744

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	148,915	241,052
Realized Net Gain (Loss)	10,624	5,883
Change in Unrealized Appreciation (Depreciation)	1,018,205	1,425,108
Net Increase (Decrease) in Net Assets Resulting from Operations	1,177,744	1,672,043
Distributions
Net Investment Income	(233,406)	(184,948)
Realized Capital Gain[1]	(3,268)	(2,610)
Total Distributions	(236,674)	(187,558)
Capital Share Transactions
Issued	2,572,812	4,047,039
Issued in Lieu of Cash Distributions	232,555	184,925
Redeemed	(1,354,909)	(1,685,838)
Net Increase (Decrease) from Capital Share Transactions	1,450,458	2,546,126
Total Increase (Decrease)	2,391,528	4,030,611
Net Assets
Beginning of Period	12,012,941	7,982,330
End of Period[2]	14,404,469	12,012,941

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $467,000 and $2,610,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $70,213,000 and $154,704,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$26.80	$23.26	$19.26	$20.03	$18.52	$19.36
Investment Operations
Net Investment Income	.295	.546	.559	.369	.393	.435[1]
Capital Gain Distributions Received	.001	.012	.022	.006	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.201	3.485	3.872	(.705)	1.485	(.849)
Total from Investment Operations	2.497	4.043	4.453	(.330)	1.878	(.414)
Distributions
Dividends from Net Investment Income	(. 500)	(. 496)	(. 444)	(. 368)	(. 368)	(. 426)
Distributions from Realized Capital Gains	(. 007)	(. 007)	(. 009)	(. 072)	—	—
Total Distributions	(. 507)	(. 503)	(. 453)	(. 440)	(. 368)	(. 426)
Net Asset Value, End of Period	$28.79	$26.80	$23.26	$19.26	$20.03	$18.52

Total Return[2]	9.36%	17.75%	23.43%	-1.87%	10.23%	-1.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $14,404		$12,013	$7,982	$4,977	$3,831	$2,330
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.25%	2.36%	2.69%	1.79%	2.23%	2.78%
Portfolio Turnover Rate	7%	9%	3%	15%[3]	7%	9%[4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Target Retirement 2040 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $11,007,056,000. Net unrealized appreciation of investment securities for tax purposes was $3,383,911,000, consisting of unrealized gains of $3,385,882,000 on securities that had risen in value since their purchase and $1,971,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $1,827,999,000 of investment securities and sold $481,108,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	91,897	164,144
Issued in Lieu of Cash Distributions	8,261	8,082
Redeemed	(48,159)	(67,148)
Net Increase (Decrease) in Shares Outstanding	51,999	105,078

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2045 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTIVX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.9%
Vanguard Total International Stock Index
Fund Investor Shares	27.1
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2045	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 27, 2003, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2045
Fund	10/27/2003	17.51%	18.46%	2.09%	5.16%	7.25%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2045 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (62.9%)
Vanguard Total Stock Market Index Fund Investor Shares	177,354,432	8,408,374

International Stock Fund (27.1%)
Vanguard Total International Stock Index Fund Investor Shares	215,816,528	3,617,085

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	99,973,091	1,063,714

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	26,258,946	264,953
Total Investment Companies (Cost $10,031,662)		13,354,126
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $6,523)	6,523,444	6,523
Total Investments (100.0%) (Cost $10,038,185)		13,360,649
Other Assets and Liabilities (0.0%)
Other Assets		47,675
Liabilities		(42,306)
		5,369
Net Assets (100%)
Applicable to 740,088,262 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		13,366,018
Net Asset Value Per Share		$18.06

Target Retirement 2045 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	9,995,289
Undistributed Net Investment Income	64,813
Accumulated Net Realized Losses	(16,548)
Unrealized Appreciation (Depreciation)	3,322,464
Net Assets	13,366,018

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	139,639
Net Investment Income—Note B	139,639
Realized Net Gain (Loss)
Capital Gain Distributions Received	469
Investment Securities Sold	7,561
Realized Net Gain (Loss)	8,030
Change in Unrealized Appreciation (Depreciation) of Investment Securities	960,988
Net Increase (Decrease) in Net Assets Resulting from Operations	1,108,657

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	139,639	234,541
Realized Net Gain (Loss)	8,030	9,477
Change in Unrealized Appreciation (Depreciation)	960,988	1,382,551
Net Increase (Decrease) in Net Assets Resulting from Operations	1,108,657	1,626,569
Distributions
Net Investment Income	(234,724)	(186,901)
Realized Capital Gain[1]	—	(2,957)
Total Distributions	(234,724)	(189,858)
Capital Share Transactions
Issued	2,040,157	3,187,991
Issued in Lieu of Cash Distributions	231,885	188,279
Redeemed	(1,221,078)	(1,534,886)
Net Increase (Decrease) from Capital Share Transactions	1,050,964	1,841,384
Total Increase (Decrease)	1,924,897	3,278,095
Net Assets
Beginning of Period	11,441,121	8,163,026
End of Period[2]	13,366,018	11,441,121

1 Includes fiscal 2013 short-term gain distributions totaling $2,957,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $64,813,000 and $159,898,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.82	$14.61	$12.10	$12.64	$11.70	$12.29
Investment Operations
Net Investment Income	.187	.350	.354	.237	.257	.281[1]
Capital Gain Distributions Received	.001	.008	.014	.005	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.386	2.173	2.433	(.436)	.929	(.570)
Total from Investment Operations	1.574	2.531	2.801	(.194)	1.186	(.289)
Distributions
Dividends from Net Investment Income	(. 334)	(. 316)	(. 286)	(. 242)	(. 246)	(. 301)
Distributions from Realized Capital Gains	—	(.005)	(.005)	(.104)	—	—
Total Distributions	(. 334)	(. 321)	(. 291)	(. 346)	(. 246)	(. 301)
Net Asset Value, End of Period	$18.06	$16.82	$14.61	$12.10	$12.64	$11.70

Total Return[2]	9.40%	17.70%	23.47%	-1.82%	10.23%	-1.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,366	$11,441	$8,163	$5,702	$4,918	$3,560
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.36%	2.70%	1.79%	2.24%	2.86%
Portfolio Turnover Rate	8%	10%	7%	16%[3]	6%	10% [4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Target Retirement 2045 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $22,317,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $10,038,185,000. Net unrealized appreciation of investment securities for tax purposes was $3,322,464,000, consisting of unrealized gains of $3,324,443,000 on securities that had risen in value since their purchase and $1,979,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $1,438,668,000 of investment securities and sold $481,428,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	116,049	205,525
Issued in Lieu of Cash Distributions	13,131	13,102
Redeemed	(69,162)	(97,476)
Net Increase (Decrease) in Shares Outstanding	60,018	121,151

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2050 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VFIFX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.1
Vanguard Total Bond Market II Index Fund
Investor Shares	7.9
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2050	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 7, 2006, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

				Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Target Retirement 2050
Fund	6/7/2006	17.46%	18.46%	2.02%	4.87%	6.89%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2050 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (62.8%)
Vanguard Total Stock Market Index Fund Investor Shares	87,336,107	4,140,605

International Stock Fund (27.1%)
Vanguard Total International Stock Index Fund Investor Shares	106,386,133	1,783,032

U.S. Bond Fund (7.9%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	49,080,095	522,212

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	12,891,410	130,074
Total Investment Companies (Cost $5,086,263)		6,575,923
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $3,854)	3,853,813	3,854
Total Investments (99.9%) (Cost $5,090,117)		6,579,777
Other Assets and Liabilities (0.1%)
Other Assets		34,508
Liabilities		(28,451)
		6,057
Net Assets (100%)
Applicable to 229,758,448 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		6,585,834
Net Asset Value Per Share		$28.66

Target Retirement 2050 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	5,068,050
Undistributed Net Investment Income	31,873
Accumulated Net Realized Losses	(3,749)
Unrealized Appreciation (Depreciation)	1,489,660
Net Assets	6,585,834

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	67,246
Net Investment Income—Note B	67,246
Realized Net Gain (Loss)
Capital Gain Distributions Received	221
Investment Securities Sold	3,423
Realized Net Gain (Loss)	3,644
Change in Unrealized Appreciation (Depreciation) of Investment Securities	457,964
Net Increase (Decrease) in Net Assets Resulting from Operations	528,854

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,246	105,695
Realized Net Gain (Loss)	3,644	(383)
Change in Unrealized Appreciation (Depreciation)	457,964	625,961
Net Increase (Decrease) in Net Assets Resulting from Operations	528,854	731,273
Distributions
Net Investment Income	(108,670)	(79,191)
Realized Capital Gain[1]	—	(1,138)
Total Distributions	(108,670)	(80,329)
Capital Share Transactions
Issued	1,314,685	1,926,591
Issued in Lieu of Cash Distributions	106,885	79,320
Redeemed	(611,030)	(769,063)
Net Increase (Decrease) from Capital Share Transactions	810,540	1,236,848
Total Increase (Decrease)	1,230,724	1,887,792
Net Assets
Beginning of Period	5,355,110	3,467,318
End of Period[2]	6,585,834	5,355,110

1 Includes fiscal 2013 short-term gain distributions totaling $1,138,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $31,873,000 and $73,297,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$26.69	$23.16	$19.17	$20.10	$18.58	$19.43
Investment Operations
Net Investment Income	.292	.539	.549	.360	.399	.431[1]
Capital Gain Distributions Received	.001	.012	.022	.006	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.195	3.473	3.866	(.682)	1.492	(.866)
Total from Investment Operations	2.488	4.024	4.437	(.316)	1.891	(.435)
Distributions
Dividends from Net Investment Income	(. 518)	(. 487)	(. 439)	(. 370)	(. 371)	(. 415)
Distributions from Realized Capital Gains	—	(.007)	(.008)	(.244)	—	—
Total Distributions	(. 518)	(. 494)	(. 447)	(. 614)	(. 371)	(. 415)
Net Asset Value, End of Period	$28.66	$26.69	$23.16	$19.17	$20.10	$18.58

Total Return[2]	9.37%	17.74%	23.46%	-1.89%	10.26%	-1.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,586	$5,355	$3,467	$2,074	$1,517	$924
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.36%	2.70%	1.79%	2.21%	2.74%
Portfolio Turnover Rate	7%	9%	4%	15%[3]	10%	8%[4]

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard
Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Target Retirement 2050 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2013, the fund had available capital losses totaling $5,721,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2014; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2014, the cost of investment securities for tax purposes was $5,090,117,000. Net unrealized appreciation of investment securities for tax purposes was $1,489,660,000, consisting of unrealized gains of $1,490,531,000 on securities that had risen in value since their purchase and $871,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $981,212,000 of investment securities and sold $215,121,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	47,124	78,284
Issued in Lieu of Cash Distributions	3,813	3,480
Redeemed	(21,823)	(30,850)
Net Increase (Decrease) in Shares Outstanding	29,114	50,914

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2055 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VFFVX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.9%
Vanguard Total International Stock Index
Fund Investor Shares	27.1
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Total Fund Volatility Measures
	Target 2055	MSCI US
	Composite	Broad Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 18, 2010, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2055
Fund	8/18/2010	17.50%	1.86%	12.85%	14.71%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2055 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.6%)
U.S. Stock Fund (62.6%)
Vanguard Total Stock Market Index Fund Investor Shares	17,544,781	831,798

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	21,441,828	359,365

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	9,988,918	106,282

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	2,623,859	26,475
Total Investment Companies (Cost $1,128,440)		1,323,920
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $2,222)	2,221,920	2,222
Total Investments (99.8%) (Cost $1,130,662)		1,326,142
Other Assets and Liabilities (0.2%)
Other Assets		10,307
Liabilities		(7,989)
		2,318
Net Assets (100%)
Applicable to 43,032,157 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,328,460
Net Asset Value Per Share		$30.87

Target Retirement 2055 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	1,127,010
Undistributed Net Investment Income	6,354
Accumulated Net Realized Losses	(384)
Unrealized Appreciation (Depreciation)	195,480
Net Assets	1,328,460

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	12,846
Net Investment Income—Note B	12,846
Realized Net Gain (Loss)
Capital Gain Distributions Received	41
Investment Securities Sold	25
Realized Net Gain (Loss)	66
Change in Unrealized Appreciation (Depreciation) of Investment Securities	84,539
Net Increase (Decrease) in Net Assets Resulting from Operations	97,451

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,846	15,546
Realized Net Gain (Loss)	66	(168)
Change in Unrealized Appreciation (Depreciation)	84,539	91,119
Net Increase (Decrease) in Net Assets Resulting from Operations	97,451	106,497
Distributions
Net Investment Income	(17,283)	(8,415)
Realized Capital Gain[1]	(145)	(245)
Total Distributions	(17,428)	(8,660)
Capital Share Transactions
Issued	447,464	567,744
Issued in Lieu of Cash Distributions	17,158	8,573
Redeemed	(131,072)	(140,041)
Net Increase (Decrease) from Capital Share Transactions	333,550	436,276
Total Increase (Decrease)	413,573	534,113
Net Assets
Beginning of Period	914,887	380,774
End of Period[2]	1,328,460	914,887

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $132,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $6,354,000 and $10,791,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Financial Highlights

	Six Months				Aug. 18,
	Ended				2010[1] to
	March 31,	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.67	$24.81	$20.45	$20.98	$20.00
Investment Operations
Net Investment Income	. 345 [2]	.641[2]	.540	. 388 [2]	.063
Capital Gain Distributions Received	.001[2]	.011[2]	.022	.001	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.335	3.668	4.202	(.698)	.917
Total from Investment Operations	2.681	4.320	4.764	(.309)	.980
Distributions
Dividends from Net Investment Income	(. 477)	(. 447)	(. 391)	(.179)	—
Distributions from Realized Capital Gains	(. 004)	(. 013)	(. 013)	(. 042)	—
Total Distributions	(. 481)	(. 460)	(. 404)	(. 221)	—
Net Asset Value, End of Period	$30.87	$28.67	$24.81	$20.45	$20.98

Total Return[3]	9.39%	17.73%	23.56%	-1.58%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,328	$915	$381	$124	$2
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%	0.19%	0.22%[4]
Ratio of Net Investment Income to
Average Net Assets	2.31%	2.39%	2.76%	1.71%	2.73%[4]
Portfolio Turnover Rate	7%	9%	3%	12%[5]	3%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Target Retirement 2055 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $1,130,662,000. Net unrealized appreciation of investment securities for tax purposes was $195,480,000, consisting of unrealized gains of $196,246,000 on securities that had risen in value since their purchase and $766,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $363,014,000 of investment securities and sold $36,389,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	14,905	21,406
Issued in Lieu of Cash Distributions	569	350
Redeemed	(4,354)	(5,194)
Net Increase (Decrease) in Shares Outstanding	11,120	16,562

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

Target Retirement 2060 Fund

Fund Profile
As of March 31, 2014

Total Fund Characteristics

Ticker Symbol	VTTSX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	63.0%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	8.0
Vanguard Total International Bond Index
Fund Investor Shares	2.0

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2060 Fund invests. The fund does not charge any expenses or fees of its own. For the six months ended March 31, 2014, the annualized acquired fund fees and expenses were 0.18%.

Target Retirement 2060 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 19, 2012, Through March 31, 2014

For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended March 31, 2014.

Average Annual Total Returns: Periods Ended March 31, 2014

			Since Inception
	Inception Date	One Year	Income	Capital	Total
Target Retirement 2060
Fund	1/19/2012	17.50%	1.49%	15.06%	16.55%

See Financial Highlights for dividend and capital gains information.

Target Retirement 2060 Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.9%)
Vanguard Total Stock Market Index Fund Investor Shares	4,807,091	227,904

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	5,825,699	97,639

U.S. Bond Fund (8.0%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	2,729,996	29,047

International Bond Fund (2.0%)
Vanguard Total International Bond Index Fund Investor Shares	717,154	7,236
Total Investment Companies (Cost $323,698)		361,826
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1 Vanguard Market Liquidity Fund, 0.122% (Cost $814)	813,841	814
Total Investments (100.1%) (Cost $324,512)		362,640
Other Assets and Liabilities (-0.1%)
Other Assets		2,235
Liabilities		(2,596)
		(361)
Net Assets (100%)
Applicable to 13,316,736 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		362,279
Net Asset Value Per Share		$27.20

Target Retirement 2060 Fund

At March 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	322,441
Undistributed Net Investment Income	1,740
Accumulated Net Realized Losses	(30)
Unrealized Appreciation (Depreciation)	38,128
Net Assets	362,279

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market
Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Operations

Six Months Ended
March 31, 2014
($000)
Investment Income
Income
Income Distributions Received	3,368
Net Investment Income—Note B	3,368
Realized Net Gain (Loss)
Capital Gain Distributions Received	10
Investment Securities Sold	16
Realized Net Gain (Loss)	26
Change in Unrealized Appreciation (Depreciation) of Investment Securities	21,387
Net Increase (Decrease) in Net Assets Resulting from Operations	24,781

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,368	2,846
Realized Net Gain (Loss)	26	141
Change in Unrealized Appreciation (Depreciation)	21,387	15,512
Net Increase (Decrease) in Net Assets Resulting from Operations	24,781	18,499
Distributions
Net Investment Income	(3,832)	(784)
Realized Capital Gain[1]	(10)	(15)
Total Distributions	(3,842)	(799)
Capital Share Transactions
Issued	171,638	205,842
Issued in Lieu of Cash Distributions	3,794	790
Redeemed	(51,249)	(40,404)
Net Increase (Decrease) from Capital Share Transactions	124,183	166,228
Total Increase (Decrease)	145,122	183,928
Net Assets
Beginning of Period	217,157	33,229
End of Period[2]	362,279	217,157

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $15,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $1,740,000 and $2,204,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Financial Highlights

	Six Months	Year	Jan. 19,
	Ended	Ended	2012[1] to
	March 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2014	2013	2012
Net Asset Value, Beginning of Period	$25.21	$21.74	$20.00
Investment Operations
Net Investment Income	.309[2]	.581[2]	.218
Capital Gain Distributions Received	.001[2]	.007[2]	.002
Net Realized and Unrealized Gain (Loss) on Investments	2.048	3.203	1.520
Total from Investment Operations	2.358	3.791	1.740
Distributions
Dividends from Net Investment Income	(.367)	(.315)	—
Distributions from Realized Capital Gains	(.001)	(.006)	—
Total Distributions	(.368)	(.321)	—
Net Asset Value, End of Period	$27.20	$25.21	$21.74

Total Return[3]	9.39%	17.69%	8.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$362	$217	$33
Ratio of Total Expenses to Average Net Assets	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	2.35%	2.45%	2.99%[4]
Portfolio Turnover Rate	7%	10%	40%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2060 Fund

Notes to Financial Statements

Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, U.S. bonds, and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2013), and for the period ended March 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement which may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility, which are allocated to the funds in accordance with a methodology approved by the board of trustees and borne by the funds in which the fund invests (See Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the Federal Funds Rate or LIBOR Reference Rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended March 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Target Retirement 2060 Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At March 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investment securities for tax purposes was $324,512,000. Net unrealized appreciation of investment securities for tax purposes was $38,128,000, consisting of unrealized gains of $38,329,000 on securities that had risen in value since their purchase and $201,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2014, the fund purchased $134,712,000 of investment securities and sold $10,243,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2014	September 30, 2013
	Shares	Shares
	(000)	(000)
Issued	6,495	8,760
Issued in Lieu of Cash Distributions	143	37
Redeemed	(1,935)	(1,712)
Net Increase (Decrease) in Shares Outstanding	4,703	7,085

G. Management has determined that no material events or transactions occurred subsequent to March 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2013	3/31/2014	Period
Based on Actual Fund Return
Target Retirement 2035 Fund	$1,000.00	$1,089.19	$0.94
Target Retirement 2040 Fund	$1,000.00	$1,093.60	$0.94
Target Retirement 2045 Fund	$1,000.00	$1,094.03	$0.94
Target Retirement 2050 Fund	$1,000.00	$1,093.65	$0.94
Target Retirement 2055 Fund	$1,000.00	$1,093.90	$0.94
Target Retirement 2060 Fund	$1,000.00	$1,093.87	$0.94
Based on Hypothetical 5% Yearly Return
Target Retirement 2035 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2040 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2045 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2050 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2055 Fund	$1,000.00	$1,024.03	$0.91
Target Retirement 2060 Fund	$1,000.00	$1,024.03	$0.91

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.18%, 0.18%, 0.18%, 0.18%, 0.18%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Target Retirement Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the funds, including any periods of outperformance or underperformance compared relative to a benchmark index and peer groups. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that the funds’ acquired fund fees and expenses were well below the average expense ratios charged by funds in their respective peer groups. The funds do not incur advisory expenses directly; however; the board noted that each of the underlying funds in which the funds invest has advisory expenses well below the relevant peer-group average. Information about the funds’ acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the Target Retirement Funds and their underlying funds ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Spliced Mixed-Asset Target 2055+ Funds Average: Mixed-Asset Target 2050 Funds Average
through August 31, 2013; Mixed-Asset Target 2055+ Funds Average thereafter.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the Dow Jones U.S. Total Stock Market Index (formerly known as the Dow Jones Wilshire 5000 Index) through April 22, 2005, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Bond Index through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI Emerging Markets Index through December 15, 2010, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for emerging-market stocks, the MSCI ACWI ex USA IMI Index through June 2, 2013, and the FTSE Global All Cap ex US Index thereafter; for U.S. bonds, the Barclays U.S. Aggregate Float Adjusted Index; for international bonds, the Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index beginning June 3, 2013; and for U.S. stocks, the MSCI US Broad Market Index through June 2, 2013, and the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3082B 052014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 19, 2014
VANGUARD CHESTER FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.